SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              September 10, 1997





                        Willis Lease Finance Corporation
             (Exact name of registrant as specified in its charter)



       CALIFORNIA                     0-28774               68-0070656
(State or other jurisdiction        (Commission          (I.R.S. employer
of incorporation)                   file number)        identification no.)


       180 Harbor Drive, Suite 200                          94965-2846
            Sausalito, CA                                   (Zip code)
(Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 331-5281


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ITEM 5.  Other Events.

         A copy of Willis Lease Finance Corporation's (the "Company") press release dated September 10, 1997, announcing the hiring of James McBride as Chief Financial Officer, with Elliot M. Fischer moving to the position of Vice President-Syndications, is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  Financial Statements, Proforma Financial Information and Exhibits.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release dated September 10, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Willis Lease Finance Corporation



Dated:     September 12, 1997          By   /s/ Elliot M. Fischer
                                            ---------------------
                                            Elliot M. Fischer
                                            Chief Financial Officer and
                                            Controller (Principal Financial and
                                            Accounting Officer)


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